Exhibit 99.2
Supplemental Financial Data and GAAP to Non-GAAP Reconciliations

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL FINANCIAL DATA — UNAUDITED
(In millions)

	Twelve Months Ended December 31, 2009
	Financial	Payment	International	Corporate
	Solutions	Solutions	Solutions	and Other	Consolidated
Revenue from continuing operations	$1,260.0	$1,741.9	$724.3	$0.2	$3,726.4
Pro forma Metavante revenue and adjustments	506.6	743.8	16.7	—	1,267.1

Pro forma revenue from continuing operations	$1,766.6	$2,485.7	$741.0	$0.2	$4,993.5

Operating income	417.7	475.6	121.9	(729.6)	$285.6
Pro forma Metavante operating income and adjustments	166.7	288.2	5.9	(246.5)	214.3

Pro forma operating Income	584.4	763.8	127.8	(976.1)	499.9
M&A, restructuring and integration costs	—	—	—	153.5	153.5
Acquisition deferred revenue adjustments	—	—	—	15.3	15.3
Impairment charges	—	—	—	136.9	136.9
Purchase price amortization	—	—	—	268.6	268.6

Non GAAP operating income	$584.4	$763.8	$127.8	$(401.8)	$1,074.2

Depreciation and amortization from continuing
Operations, as adjusted	154.1	110.8	52.8	37.8	355.5

EBITDA, as adjusted	$738.5	$874.6	$180.6	$(364.0)	$1,429.7

Non GAAP operating margin, as adjusted	33.1%	30.7%	17.2%	N/M %	21.5%

EBITDA margin, as adjusted	41.8%	35.2%	24.4%	N/M %	28.6%

	Twelve Months Ended December 31, 2008
	Financial	Payment	International	Corporate
	Solutions	Solutions	Solutions	and Other	Consolidated
Revenue from continuing operations	$1,135.8	$1,526.3	$700.0	$(2.5)	$3,359.6
Pro forma Metavante revenue and adjustments	652.6	990.9	20.8	—	1,664.3

Pro forma revenue from continuing operations	$1,788.4	$2,517.2	$720.8	$(2.5)	$5,023.9

Operating income	$352.2	$353.8	$81.3	$(450.9)	$336.4
Pro forma Metavante operating income and adjustments	201.4	371.1	5.0	(355.9)	221.6

Pro forma operating Income	553.6	724.9	86.3	(806.8)	558.0
M&A, restructuring and integration costs	—	—	—	47.9	47.9
Corporate costs non - disc. Ops	—	—	—	18.0	18.0
LPS spin-off costs	—	—	—	9.3	9.3
Trademark impairment	—	—	—	26.0	26.0
Purchase price amortization	—	—	—	296.0	296.0

Non GAAP operating income	$553.6	$724.9	$86.3	$(409.6)	$955.2

Depreciation and amortization from continuing
Operations, as adjusted	158.3	116.1	47.6	31.8	353.8

EBITDA, as adjusted	$711.9	$841.0	$133.9	$(377.8)	$1,309.0

Non GAAP operating margin, as adjusted	31.0%	28.8%	12.0%	N/M %	19.0%

EBITDA margin, as adjusted	39.8%	33.4%	18.6%	N/M %	26.1%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECONCILIATION OF CASH FLOW MEASURES — UNAUDITED
(In millions)

	Twelve Months Ended December 31, 2009
	GAAP	Adj	Adjusted
Cash flows from operating activities:
Net earnings (2)	$108.5	$288.8	$397.3
Adjustments to reconcile net earnings to net cash provided by operating activities:
Non-cash adjustments (5)	678.5	(220.1)	458.4
Working capital adjustments (3)	(72.9)	37.2	(35.7)

Net cash provided by operating activities	714.1	105.9	820.0

Capital expenditures	(212.5)	—	(212.5)

Free cash flow	$501.6	$105.9	$607.5

	Twelve Months Ended December 31, 2008
	GAAP	Adj (1)	Adjusted
Cash flows from operating activities:
Net earnings (4)	$219.5	$46.0	$265.5
Adjustments to reconcile net earnings to net cash provided by operating activities:
Non-cash adjustments (5)	614.4	(180.9)	433.5
Working capital adjustments (3)	(237.5)	126.9	(110.6)

Net cash provided by operating activities	596.4	(8.0)	588.4

Capital expenditures	(255.4)	25.1	(230.3)

Free cash flow	$341.0	$17.1	$358.1

(1)	Adjustments include the elimination of the cash flows attributable to LPS and reflect FIS on a standalone basis.

(2)	Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as non-cash impairment, stock acceleration charges and purchase price amortization.

(3)	Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of current accruals related to the acquisition of Metavante.

(4)	Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs, costs associated with the LPS spin-off, restructuring costs and the elimination of corporate costs attributable to LPS. It also reflects the elimination of the after-tax impact of impairment and stock comp acceleration charges and purchase price amortization.

(5)	Adjustments to Non-Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acceleration charges and purchase price amortization.
Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in millions, except per share data)

	GAAP	M&A					Non-GAAP
	Twelve Months	Restructuring	Acquisition				Twelve Months
	Ended	And	Deferred			Purchase	Ended
	December 31, 2009	Integration	Revenue	Impairment		Price	December 31, 2009
	(Unaudited)	Costs (1)	Adjustments (2)	Charges (3)	Subtotal	Amortization (7)	(Unaudited)

Processing and services revenue	$3,711.1	$—	$15.3	$—	$3,726.4	$—	$3,726.4
Cost of revenues	2,741.5	—	—	—	2,741.5	(153.4)	2,588.1

Gross profit	969.6	—	15.3	—	984.9	153.4	1,138.3

Selling, general and administrative	547.1	(142.2)	—	—	404.9	—	404.9
Impairment charges	136.9	—	—	(136.9)	—	—	—

Operating income	285.6	142.2	15.3	136.9	580.0	153.4	733.4

Other income (expense):
Interest income	3.4	—	—	—	3.4	—	3.4
Interest expense	(134.0)	1.0	—	—	(133.0)	—	(133.0)
Other income, net	8.7	—	—	—	8.7	—	8.7

Total other income (expense)	(121.9)	1.0	—	—	(120.9)	—	(120.9)

Earnings from continuing operations before income taxes	163.7	143.2	15.3	136.9	459.1	153.4	612.5
Provision (benefit) for income taxes	54.7	51.3	5.5	49.3	160.8	53.9	214.7

Earnings from continuing operations	109.0	91.9	9.8	87.6	298.3	99.5	397.8
Earnings (loss) from discontinued operations	4.6	—	—	—	4.6	—	4.6

Net earnings	113.6	91.9	9.8	87.6	302.9	99.5	402.4
Noncontrolling interest	(2.6)	—	—	—	(2.6)	—	(2.6)

Net earnings attributable to FIS	$111.0	$91.9	$9.8	$87.6	$300.3	$99.5	$399.8

Amounts attributable to FIS common stockholders
Net earnings from continuing operations, net of tax	$106.4	$91.9	$9.8	$87.6	$295.7	$99.5	$395.2
Earnings from discontinued operations, net of tax	4.6	—	—	—	4.6	—	4.6

Net earnings attributable to FIS common stockholders	$111.0	$91.9	$9.8	$87.6	$300.3	$99.5	$399.8

Net earnings per share — diluted from continuing operations attributable to FIS common stockholders*	$0.44	$0.38	$0.04	$0.37	$1.24	$0.42	$1.65

Weighted average shares outstanding — diluted	239.4	239.4	239.4	239.4	239.4	239.4	239.4

Supplemental Information:

Depreciation and amortization from continuing operations					$427.3	$(153.4)	$273.9

Stock compensation expense from continuing operations, excluding acceleration charges							$37.3
Stock acceleration charges							33.7

Total stock compensation expense from continuing operations							$71.0

*	Amounts may not sum due to rounding.
See accompanying notes.
GAAP results include Metavante’s operating results in the consolidated results of FIS beginning October 1, 2009 on a prospective basis.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in millions, except per share data)

	GAAP	M&A						Non-GAAP
	Twelve Months	Restructuring	Corporate					Twelve Months
	Ended	And	Costs	LPS			Purchase	Ended
	December 31, 2008	Integration	Non-Disc	Spin	Trademark		Price	December 31, 2008
	(Unaudited)	Costs (1)	Ops (4)	Costs (5)	Impairment (6)	Subtotal	Amortization (7)	(Unaudited)

Processing and services revenue	$3,359.6	$—	$—	$—	$—	$3,359.6	$—	$3,359.6
Cost of revenues	2,642.2	(25.4)	—	—	(26.0)	2,590.8	(142.4)	2,448.4

Gross profit	717.4	25.4	—	—	26.0	768.8	142.4	911.2

Selling, general and administrative	381.0	(21.0)	(18.0)	(9.3)	—	332.7	—	332.7

Operating income	336.4	46.4	18.0	9.3	26.0	436.1	142.4	578.5

Other income (expense):
Interest income	6.4	—	—	—	—	6.4	—	6.4
Interest expense	(163.5)	2.7	—	12.4	—	(148.4)	—	(148.4)
Other income (expense) net	1.5	—	—	—	—	1.5	—	1.5

Total other income (expense)	(155.6)	2.7	—	12.4	—	(140.5)	—	(140.5)

Earnings from continuing operations before income taxes	180.8	49.1	18.0	21.7	26.0	295.6	142.4	438.0
Provision (benefit) for income taxes	57.6	17.6	5.5	7.3	8.3	96.3	47.8	144.1
Equity in earnings (losses) of unconsolidated entities	(0.2)	—	—	—	—	(0.2)	—	(0.2)

Earnings from continuing operations	123.0	31.5	12.5	14.4	17.7	199.1	94.6	293.7
Earnings from discontinued operations	96.5	—	—	—	—	96.5	—	96.5

Net earnings	219.5	31.5	12.5	14.4	17.7	295.6	94.6	390.2
Noncontrolling interest	(4.7)	—	—	—	—	(4.7)	—	(4.7)

Net earnings attributable to FIS	$214.8	$31.5	$12.5	$14.4	$17.7	$290.9	$94.6	$385.5

Amounts attributable to FIS common stockholders
Net earnings from continuing operations, net of tax	$118.9	$31.5	$12.5	$14.4	$17.7	$195.0	$94.6	$289.6
Earnings from discontinued operations, net of tax	95.9	—	—	—	—	95.9	—	95.9

Net earnings attributable to FIS common stockholders	$214.8	$31.5	$12.5	$14.4	$17.7	$290.9	$94.6	$385.5

Net earnings per share — diluted from continuing operations attributable to FIS common stockholders*	$0.61	$0.16	$0.06	$0.07	$0.09	$1.01	$0.49	$1.50

Weighted average shares outstanding — diluted	193.5	193.5	193.5	193.5	193.5	193.5	193.5	193.5

Supplemental Information:

Depreciation and amortization from continuing operations						$388.8	$(142.4)	$246.4

Stock compensation expense from continuing operations, excluding acceleration charges								$34.9
Stock acceleration charges								16.7

Total stock compensation expense from continuing operations								$51.6

*	Amounts may not sum due to rounding.
See accompanying notes.
GAAP results include Metavante’s operating results in the consolidated results of FIS beginning October 1, 2009 on a prospective basis.

Notes to Unaudited — Supplemental GAAP to Non-GAAP Reconciliations
The adjustments are as follows:
(1)	This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For 2009, the amounts primarily represent incremental transaction costs incurred by the Company related to the acquisition of Metavante Technologies, Inc.

(2)	This column represents the impact of the purchase accounting adjustment to reduce Metavante’s deferred revenues to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting requirements.

(3)	This column represents impairments to: a) trademarks resulting from the re-branding of products and solutions; and b) capitalized software as a result of a rationalization of FIS and Metavante product lines.

(4)	This column represents corporate costs attributable to LPS that are not allocable to discontinued operations under U.S. Generally Accepted Accounting Principles.

(5)	This column represents incremental transaction costs incurred by the Company directly related to the LPS spin-off.

(6)	This column represents an impairment charge of $52 million related to a decline in the fair value of a trademark associated with our retail check business. $26 million ($0.09 per diluted share after tax) of the charge was classified in continuing operations and $26 million ($0.09 per diluted share after tax) was classified as discontinued operations.

(7)	This column represents purchase price amortization expense on intangible assets acquired through various Company acquisitions.